Exhibit 99.8

Deal Name:       MSABS 2004-SD1

Detailed collateral info                               % of                                         % of  % of     %     %     2nd
                      # of                     Avg.    group            Season                      Full Primary Single Cash   lien
                      Loans    Balance       Balance  balance WAC  WARM  -ing FICO  OLTV CLTV  DTI   Doc  Owner  Family -out    %
-------------------- ------ -------------- ----------- ----- ----- ----- ---- ----- ---- ----- ---  ----- -----  ------ ------ -----
Aggregated            1,416 263,255,465.00  185,914.88       6.640  319   17   652       71.66      60.12 90.00   77.68  38.93  1.95
-------------------- ------ -------------- -----------       ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
Average Loan Balance
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
1-25,000                 61   1,280,393.00                   9.099  192   54   652       82.48      80.11 89.88   81.42  16.04 68.32
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
25,001-50,000           156   5,705,167.00                   8.999  234   35   618       76.49      76.77 84.59   76.07  24.83 39.77
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
50-74,999               156   9,774,881.00                   8.253  284   30   610       74.25       72.1  87.4   77.15  37.39 10.87
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----

                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
400--500k                53  23,750,642.00                   6.181  327   12   668       68.08      54.47  86.6   76.64  42.95     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
500-750k                 56  33,832,402.00                   5.771  338   11   692       67.47      46.56   100      79  39.52     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
750,001-1MM              12  11,086,456.00                   5.368  336   12   700       62.81      77.63 82.11    91.1  25.59     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
GT 1MM                    8   9,133,316.00                   5.577  348   12   670       68.99      74.29 88.22    62.4      0     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----

FICO
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
N/A or Below 500         58   8,731,817.00                   8.556  328   22   483       76.12      77.36 90.13   85.73  50.03  0.83
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
500-525                 105  13,173,619.00                    8.57  329   20   512       78.73      72.54 95.55   84.66  62.92  0.98
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
526-550                 154  21,992,594.00                   8.192  320   28   536       76.87      68.15 96.43   80.79  47.99  1.86
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
550-575                 122  19,110,889.00                   7.908  324   26   563       76.05      56.47 92.73    77.2  45.03  2.14
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
575-599                  99  16,656,194.00                   7.631  325   20   589       73.05      67.46 92.15    82.1  52.21  2.97
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
600-625                 127  19,600,410.00                   7.592  328   16   612       79.74      60.25 91.46   77.29  41.88  5.75
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----

LTV
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
80                        2   1,132,000.00                   4.826  350   10    758         80          0   100   51.59      0     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
80.01-85                127  20,705,529.00                   8.071  337   17   585       83.81      70.34 95.99   82.39  51.71  0.05
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
85.01-90                135  24,346,453.00                   7.206  337   13   633       88.73      52.58 92.69   75.41  38.62  1.09
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
90.01-95                 64   9,916,367.00                   7.135  333   12   625       93.94       83.4 98.14   87.25  39.67  6.04
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
95.01-100               141   8,978,991.00                   8.523  281   12   640       98.04      80.72 99.47   77.98   8.32  47.4
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
GT >100                   2     153,946.00                   9.045  272   36   514      105.57        100   100     100  44.98     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----

                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
all New Century         410  55,234,776.00                   8.282  342    9   589       79.96      50.47 93.29   75.69  60.94  6.19
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
all Other Originators   364  55,184,635.00                   7.775  319   19   613       78.89      73.39 92.42   85.23  45.57  3.11
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
fixed-rate              726 116,442,508.00                   6.824  290   18   667       70.17      59.09 87.66    77.6  31.89  4.41
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
arm                     690 146,812,957.00                   6.495  342   17   641       72.85      60.94 91.88   77.75  44.51     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----

Mortgage Rates
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
9.01-9.5                 61   6,713,977.00                    9.28  331   11   564       80.69      63.99 98.54   86.65  66.53  7.37
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
9.51-10                  48   4,730,890.00                    9.83  316   26   557       75.36      75.74 98.93   78.63  56.99 10.84
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
10.01-10.5               33   2,993,462.00                   10.32  322   25   565       75.12      45.14 93.78   79.27  62.86  2.16
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
10.51-11                 82   5,470,262.00                   10.88  295   13   559       84.74      76.45 98.68   87.97  27.89 41.56
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
11.01-12                 51   3,347,653.00                   11.59  272   36   547       78.16      72.04 91.35   92.89  44.12 17.13
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
12.01-13                 20   1,445,557.00                   12.69  225   38   555       84.22      72.83 94.12   60.83  54.82 20.45
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
greater than 13           8     446,690.00                   13.69  180   53   535       69.73      69.66   100    76.9  13.93     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----

Seasoning
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
<24 mons               1166 225,557,642.00                   6.478  327    9   661       72.22      57.51 89.68   78.17  41.27  2.27
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
25-36                    50  14,154,084.00                   8.036  326   34   593        70.7      58.57 95.47   73.78  22.49     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
37-42                    17   4,343,912.00                   8.676  316   38   594       72.69      85.86 95.99   82.72  29.34     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
43-48                     6     408,314.00                   9.884  261   44   535       77.13        100   100     100  24.93     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
49-54                    13   1,397,500.00                   11.02  202   52   577       80.43       90.3 96.37   76.73  44.34     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
55-60                     9   1,066,086.00                   8.122  303   57   571          81        100 82.02   82.41  42.48     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
>61 months              155  16,327,925.00                   6.573  221  105   615       63.06      84.46 88.08    72.2     23     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----

                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
2-4 family               95  17,523,637.00                   7.291  314   19   643       70.65      47.19 68.63       0     48  0.14
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
investment              123  15,246,673.00                   6.704  323   16   662       65.58      46.83     0   54.07  46.42     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
2nd home                 39  10,700,723.00                   5.908  305   16   716       63.38      74.63     0   80.55  13.04     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----

                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
subperforming            86  12,693,493.00                   7.994  334   24   538       79.09      78.25 95.84   81.61  52.35     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
reperforming             58   5,792,560.00                   10.28  271   51   522       76.14      71.27 92.86   92.26  45.63     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----

States
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
OH                       21   2,294,684.00                   8.694  331   26   582       79.06      79.05 95.53   91.54  44.37     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
NC                       45   7,394,671.00                   6.387  321   10   671       71.25      70.32 74.98   87.87  29.28  3.78
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
SC                       22   3,581,446.00                   6.605  318   16   659       66.31      72.56    91   59.04  47.75     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----

Documentation Type
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
stated                  373  77,966,336.00                   6.614  325   11   658       69.43          0 89.26   73.61  47.52  0.88
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
no doc                   22   3,319,715.00                   6.169  315   15   690       71.46          0 78.09   63.81      0  1.43
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
limted                   68  16,629,287.00                   6.719  318   14   665       67.92          0  90.4   75.17  24.29   2.8
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
streamline               26   7,067,418.00                   6.488  309   21   676       69.49          0 98.21   45.87   4.75     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----

                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
cash out                546 102,473,509.00                   7.037  329   14   631       72.29      59.58 91.73   79.68    100  0.79
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----

                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
over 80, no MI          214  38,761,802.00                   7.983  343   12   599       87.86      61.61 95.22   79.34  56.26     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----
over 80, with MI        123  20,208,608.00                   6.373  332   19   648       89.68      75.35 95.11   81.47   11.1     0
                     ------ --------------                   ----- ----- ---- -----      -----      ----- -----  ------ ------ -----


Debt to Income Ratio
40-45
45-50
50-55
greater than 55

Notes: OLTV means the original LTV of the loan; CLTV applies if there is a silent 2nd lien behind;

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Deal Name: MSABS 2004-SD1      only loans that are not originated by
                               BoA, WaMu and National City

                                          % of                                        % of   % of    %    %     2nd   % of    % of
              # of                 Avg.   group             Season                    Full Primary Single Cash  lien  reper- subper-
             Loans    Balance    Balance balance  WAC  WARM  -ing FICO OLTV  CLTV DTI Doc   Owner  Family -out    %  forming forming
             ----- ------------- ------- ------- ----- ---- ----- ---- ---- ----- --- ----- ------ ------ ----- ----- -----   -----
Aggregated
Other          364 55,184,635.00                 7.775  319    19  613      78.89     73.39  92.42  85.23 45.57  3.11  9.35    8.98
             ----- -------------                 ----- ---- ----- ----      -----     ----- ------ ------ ----- ----- -----   -----
by FICO
             ----- -------------                 ----- ---- ----- ----      -----     ----- ------ ------ ----- ----- -----   -----
below 500       29  4,307,042.00                 9.559  323    27  484      78.54     77.48  92.66  81.68 36.38     0 37.93   29.15
             ----- -------------                 ----- ---- ----- ----      -----     ----- ------ ------ ----- ----- -----   -----
501-525         34  3,993,571.00                 9.535  325    19  514      79.87     81.27  90.65  88.79  63.7     0 16.59   18.32
             ----- -------------                 ----- ---- ----- ----      -----     ----- ------ ------ ----- ----- -----   -----
526-550         61  7,968,086.00                 8.954  305    31  538       79.5     79.59  96.64  86.58 55.31  1.89 24.48   18.05
             ----- -------------                 ----- ---- ----- ----      -----     ----- ------ ------ ----- ----- -----   -----
551-600         65  9,904,506.00                 8.311  324    22  569       75.6     73.07  89.92  79.33 50.87  1.47  7.01   12.87
             ----- -------------                 ----- ---- ----- ----      -----     ----- ------ ------ ----- ----- -----   -----
601-625         25  4,347,078.00                 7.917  335    17  611      83.17     78.01  92.79  89.68 70.04  2.48  2.41    5.87
             ----- -------------                 ----- ---- ----- ----      -----     ----- ------ ------ ----- ----- -----   -----
626-650         25  3,618,485.00                  7.31  334    17  638      82.18      71.9  92.26  90.48 40.89  1.09  1.09       0
             ----- -------------                 ----- ---- ----- ----      -----     ----- ------ ------ ----- ----- -----   -----
651-675         26  5,381,984.00                   6.7  331    14  664      81.26     76.47  93.03  85.84 53.66   3.7   1.4       0
             ----- -------------                 ----- ---- ----- ----      -----     ----- ------ ------ ----- ----- -----   -----
gt 675          99 15,663,885.00                 6.333  306    12  717      77.74     65.32  91.96   85.7  26.7  6.84     0       0
             ----- -------------                 ----- ---- ----- ----      -----     ----- ------ ------ ----- ----- -----   -----

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                          % of                                        % of   % of    %    %     2nd   % of    % of
              # of                 Avg.   group             Season                    Full Primary Single Cash  lien  reper- subper-
             Loans    Balance    Balance balance  WAC  WARM  -ing FICO OLTV  CLTV DTI Doc   Owner  Family -out    %  forming forming
             ----- ------------- ------- ------- ----- ---- ----- ---- ---- ----- --- ----- ------ ------ ----- ----- -----   -----
Aggregated
Other          410 55,234,776.00                 8.282  342     9  589      79.96     50.47  93.29  75.69 60.94  6.19  1.14    8.39
             ----- -------------                 ----- ---- ----- ----      -----     ----- ------ ------ ----- ----- -----   -----
by FICO
             ----- -------------                 ----- ---- ----- ----      -----     ----- ------ ------ ----- ----- -----   -----
below 500       28  3,484,312.00                 8.738  342    10  483      77.27     63.21  94.08     79 82.92  2.08 11.43   25.53
             ----- -------------                 ----- ---- ----- ----      -----     ----- ------ ------ ----- ----- -----   -----
501-525         54  7,053,514.00                  8.52  346     9  514      77.98      57.6  98.26  79.63 66.88  1.84  1.39   10.31
             ----- -------------                 ----- ---- ----- ----      -----     ----- ------ ------ ----- ----- -----   -----
526-550         61  7,464,495.00                 8.672  346     9  536       76.1     58.91  97.35  79.83  63.3  3.45     0   21.27
             ----- -------------                 ----- ---- ----- ----      -----     ----- ------ ------ ----- ----- -----   -----
551-600        104 13,228,542.00                 8.378  342     8  577      79.15     51.04  93.31  76.96  61.8  6.09  0.62    4.75
             ----- -------------                 ----- ---- ----- ----      -----     ----- ------ ------ ----- ----- -----   -----
601-625         68  7,956,347.00                  8.63  336     8  613      81.86     51.65  92.59  84.29 64.87 12.57  0.68    5.38
             ----- -------------                 ----- ---- ----- ----      -----     ----- ------ ------ ----- ----- -----   -----
626-650         47  6,859,531.00                 7.802  335     8  639         81     49.06  93.57  79.07 49.02 10.91     0       0
             ----- -------------                 ----- ---- ----- ----      -----     ----- ------ ------ ----- ----- -----   -----
651-675         20  3,459,838.00                 7.542  342     8  665       86.9     38.89   95.8  73.43 52.72  8.17     0       0
             ----- -------------                 ----- ---- ----- ----      -----     ----- ------ ------ ----- ----- -----   -----
gt 675          28  5,728,197.00                 7.522  350     7  698      82.86     28.66  80.47  45.88 48.95  2.09     0    6.53
             ----- -------------                 ----- ---- ----- ----      -----     ----- ------ ------ ----- ----- -----   -----

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.